SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Multi-Asset Growth Allocation Fund
THE FOLLOWING CHANGES ARE EFFECTIVE ON OR ABOUT AUGUST 9, 2021:
DWS Multi-Asset Growth Allocation Fund is renamed DWS Equity Sector Strategy Fund. All references in the fund’s Statement of Additional Information to DWS Multi-Asset Growth Allocation Fund are replaced by DWS Equity Strategy Sector Fund.
The following information replaces similar information for the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information.
The Advisor has contractually agreed through September 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.73%, 1.48% and 0.48% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

The following information replaces similar information for the fund in the “APPENDIX II-C – CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information.
Fund Name	Management Fee Rate
DWS Equity Sector Strategy Fund
The Advisor receives a management fee from the fund at the following rates: (a) 0.100% of the fund’s average daily net assets invested in exchange-traded funds and mutual funds; and (b) 0.300% of the fund’s average daily net assets not covered in (a)
above. The Advisor also receives fees as investment advisor to each underlying DWS fund in which the fund invests.

Please Retain This Supplement for Future Reference
May 26, 2021
SAISTKR21-11